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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 4, 2005

                        SERVICE CORPORATION INTERNATIONAL
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             (Exact name of registrant as specified in its charter)

               TEXAS                     1-6402-1             74-1488375
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   (State or other jurisdiction        (Commission         (I.R.S. Employer
         of incorporation)            File Number)       Identification No.)


              1929 Allen Parkway Houston, Texas                77019
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          (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code   (713) 522-5141


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))

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ITEM 7.01   REGULATION FD DISCLOSURE

On May 3, 2005, Service Corporation International issued a press release announcing that it will file a notification of late filing of its Form 10-Q for the quarter ended March 31, 2005. The additional time will be used by the Company and its auditors to complete their review of the Company's previously announced project to verify its cemetery preneed backlog records.

The attached Exhibit 99.1 is not filed, but is furnished to comply with Regulation FD. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            (c) Attached hereto as Exhibit 99.1 is a copy of Service Corporation International's press release.

                99.1  Press Release, dated May 3, 2005

                                    Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 4, 2005                          Service Corporation International

                                     By: /s/ Eric D. Tanzberger
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                                         Eric D. Tanzberger
                                         Vice President and Corporate Controller

                                  Exhibit Index

Exhibit No.    Exhibit
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   99.1        Press Release of Service Corporation International dated
               May 3, 2005, announcing the Company's intention to file a notification of late filing of its 2005 Form 10-Q.